Exhibit 32.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ATC Healthcare, Inc. (the "Company") on Form 10-K for the year ending February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Savitsky, Chief Executive Officer of the Company, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ DAVID SAVITSKY
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David Savitsky
Chief Executive Officer
May 25, 2007